                                                                  EXHIBIT 99.1

                              Discount Margin Table

                                    CNF2002-C
                              Settle as of 07/09/02

     ---------------------------------------------------------------------
                            Bond Summary - Class BV-1
     ---------------------------------------------------------------------
      Initial Coupon: 4.840                    Type: Floater
            Orig Bal: 9,000,000
            Orig Not: 21,000,000            Formula: (1m LIBOR)+300.00bp
              Factor: 1.0000000    Cap/Floor/Margin: 15.00/0.00/3.00
         Factor Date: 06/15/02             Next Pmt: 08/15/02
               Delay: 0                       Cusip:
     ---------------------------------------------------------------------

-----------------------------------------------------------------------------
                        42.00 CPR          42.00 CPR          42.00 CPR
                      Libor1m 1.84       Libor1m 1.84        Libor1m 1.84
                      Default 6.00       Default 7.00        Default 8.00
                      %CURR.BAL/ANN      %CURR.BAL/ANN       %CURR.BAL/ANN
                     Recovery 40.00     Recovery 40.00      Recovery 40.00
                        Lag 6.00            Lag 6.00           Lag 6.00
-----------------------------------------------------------------------------
      Price         DM    Duration     DM      Duration     DM    Duration
-----------------------------------------------------------------------------
      90-00         567     3.758      523      4.482        71      5.136
      91-00         539                499                   49
      92-00         511                476                   28
      93-00         483                452                    8
      94-00         456                429                  -13
      95-00         429     3.830      407      4.581       -33      5.239
      96-00         402                385                  -53
      97-00         376                363                  -72
      98-00         350                341                  -91
      99-00         324                320                 -110
     100-00         299     3.900      298      4.675      -129      5.336
-----------------------------------------------------------------------------
  Average Life          4.43                5.50                 6.00
    First Pay         05/15/05            05/15/05             06/15/05
    Last Pay          11/15/09            06/15/17             02/15/30
 Collateral Loss    29,175,592.71       33,612,696.52        37,940,782.21
  % (Curr Bal)         (6.32)              (7.29)               (8.23)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
   Treasury
 Benchmarks       1YR     2YR     3YR     4YR     5YR    7YR     10YR    30YR
-----------------------------------------------------------------------------
      Yield    7.0960  6.6880  6.6440  6.6000  6.5560  6.4668  6.3330  5.9620
     Coupon            6.3750                  5.8750          6.5000  6.2500
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited t o) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for ourown purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Discount Margin Table

                                   CNF2002-C
                             Settle as of 07/09/02

     ---------------------------------------------------------------------
                           Bond Summary - Class BV-1
     ---------------------------------------------------------------------
      Initial Coupon: 4.840                    Type: Floater
            Orig Bal: 9,000,000
            Orig Not: 21,000,000            Formula: (1m LIBOR)+300.00bp
              Factor: 1.0000000    Cap/Floor/Margin: 15.00/0.00/3.00
         Factor Date: 06/15/02             Next Pmt: 08/15/02
               Delay: 0                       Cusip:
     ---------------------------------------------------------------------

-----------------------------------------------------------------------------
                        36.00 CPR          36.00 CPR          36.00 CPR
                      Libor1m 1.84       Libor1m 1.84        Libor1m 1.84
                      Default 7.00       Default 8.00        Default 9.00
                     %CURR.BAL/ANN      %CURR.BAL/ANN       % CURR.BAL/ANN
                     Recovery 40.00     Recovery 40.00      Recovery 40.00
                        Lag 6.00           Lag 6.00           Lag 6.00
-----------------------------------------------------------------------------
      Price         DM    Duration     DM      Duration     DM    Duration
-----------------------------------------------------------------------------
      90-00         472     5.904      189      6.455      -288      7.093
      91-00         454                172                 -304
      92-00         436                155                 -319
      93-00         418                139                 -335
      94-00         401                123                 -350
      95-00         383     5.978      107      6.548      -364      7.198
      96-00         366                 91                 -379
      97-00         349                 75                 -393
      98-00         333                 60                 -408
      99-00         316                 45                 -422
      100-00        300     6.048       30      6.636      -436      7.296
-----------------------------------------------------------------------------
  Average Life           7.27               8.01                 8.56
    First Pay          04/15/08           09/15/08             04/15/09
    Last Pay           04/15/13           12/15/31             11/15/31
 Collateral Loss    39,698,038.90       44,672,417.09        49,496,893.63
  % (Curr Bal)         (8.57)              (9.65)               (10.69)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
   Treasury
 Benchmarks       1YR     2YR     3YR     4YR     5YR     7YR    10YR    30YR
-----------------------------------------------------------------------------
      Yield    7.0960  6.6880  6.6440  6.6000  6.5560  6.4668  6.3330  5.9620
     Coupon            6.3750                  5.8750          6.5000  6.2500
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particularday and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefromto you or any othefor any loss or damage, direct or indirect, arising from the use of this information.

                             Discount Margin Table

                                   CNF2002-C
                             Settle as of 07/09/02

     ---------------------------------------------------------------------
                            Bond Summary - Class BV-1
     ---------------------------------------------------------------------
      Initial Coupon: 4.840                    Type: Floater
            Orig Bal: 9,000,000
            Orig Not: 21,000,000            Formula: (1m LIBOR)+300.00bp
              Factor: 1.0000000    Cap/Floor/Margin: 15.00/0.00/3.00
         Factor Date: 06/15/02             Next Pmt: 08/15/02
               Delay: 0                       Cusip:
     ---------------------------------------------------------------------

-----------------------------------------------------------------------------
                        24.00 CPR          24.00 CPR          24.00 CPR
                      Libor1m 1.84       Libor1m 1.84        Libor1m 1.84
                      Default 7.00       Default 8.00        Default 9.00
                      %CURR.BAL/ANN      %CURR.BAL/ANN       %CURR.BAL/ANN
                     Recovery 40.00     Recovery 40.00      Recovery 40.00
                        Lag 6.00            Lag 6.00           Lag 6.00
-----------------------------------------------------------------------------
      Price         DM    Duration     DM      Duration     DM    Duration
-----------------------------------------------------------------------------
      90-00         440     7.269      374      8.231       -67      9.083
      91-00         425                361                  -79
      92-00         410                348                  -91
      93-00         396                335                 -103
      94-00         382                323                 -114
      95-00         368     7.363      310      8.363      -126      9.238
      96-00         354                298                 -137
      97-00         340                286                 -148
      98-00         327                274                 -159
      99-00         313                262                 -170
     100-00         300     7.450      251      8.486      -181      9.383
-----------------------------------------------------------------------------
  Average Life          9.39                11.23                12.21
   First Pay          06/15/10            02/15/11             03/15/12
   Last Pay           03/15/14            07/15/32             07/15/32
 Collateral Loss    58,241,608.72       64,942,503.26        71,324,338.82
  % (Curr Bal)         (12.47)             (13.91)              (15.28)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
   Treasury
 Benchmarks       1YR     2YR     3YR     4YR     5YR     7YR    10YR    30YR
-----------------------------------------------------------------------------
      Yield    7.0960  6.6880  6.6440  6.6000  6.5560  6.4668  6.3330  5.9620
     Coupon            6.3750                  5.8750          6.5000  6.2500
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimatedvalues as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Discount Margin Table

                                   CNF2002-C
                                  Settle as of
                                    07/09/02

     ---------------------------------------------------------------------
                            Bond Summary - Class BV-1
     ---------------------------------------------------------------------
      Initial Coupon: 4.840                    Type: Floater
            Orig Bal: 9,000,000
            Orig Not: 21,000,000            Formula: (1m LIBOR)+300.00bp
              Factor: 1.0000000    Cap/Floor/Margin: 15.00/0.00/3.00
         Factor Date: 06/15/02             Next Pmt: 08/15/02
               Delay: 0                       Cusip:
     ---------------------------------------------------------------------

-----------------------------------------------------------------------------
                        18.00 CPR          18.00 CPR          18.00 CPR
                      Libor1m 1.84       Libor1m 1.84        Libor1m 1.84
                      Default 8.00       Default 9.00        Default 10.00
                      %CURR.BAL/ANN      %CURR.BAL/ANN       %CURR.BAL/ANN
                     Recovery 40.00     Recovery 40.00      Recovery 40.00
                        Lag 6.00            Lag 6.00           Lag 6.00
-----------------------------------------------------------------------------
      Price         DM    Duration     DM      Duration     DM    Duration
-----------------------------------------------------------------------------
      90-00         409     9.288       44      10.245     -706     12.924
      91-00         398                 33                 -714
      92-00         386                 23                 -723
      93-00         375                 12                 -732
      94-00         364                  2                 -740
      95-00         353     9.441       -8      10.441     -748     13.192
      96-00         342                -18                 -756
      97-00         331                -28                 -764
      98-00         321                -37                 -772
      99-00         310                -47                 -780
     100-00         300     9.584      -56      10.624     -788     13.442
-----------------------------------------------------------------------------
  Average Life          13.21               14.92                18.33
  First Pay           12/15/12            05/15/14             01/15/18
  Last Pay            12/15/22            07/15/32             07/15/32
 Collateral Loss    81,280,761.95       88,658,953.03        95,596,881.56
  % (Curr Bal)         (17.35)             (18.93)              (20.42)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
   Treasury
 Benchmarks       1YR     2YR     3YR     4YR     5YR     7YR    10YR    30YR
-----------------------------------------------------------------------------
      Yield    7.0960  6.6880  6.6440  6.6000  6.5560  6.4668  6.3330  5.9620
     Coupon            6.3750                  5.8750          6.5000  6.2500
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads,market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Discount Margin Table

                                   CNF2002-C
                             Settle as of 07/09/02

     ---------------------------------------------------------------------
                            Bond Summary - Class BV-1
     ---------------------------------------------------------------------
      Initial Coupon: 4.840                    Type: Floater
            Orig Bal: 9,000,000
            Orig Not: 21,000,000            Formula: (1m LIBOR)+300.00bp
              Factor: 1.0000000    Cap/Floor/Margin: 15.00/0.00/3.00
         Factor Date: 06/15/02             Next Pmt: 08/15/02
               Delay: 0                       Cusip:
     ---------------------------------------------------------------------

-----------------------------------------------------------------------------
                        30.00 CPR          30.00 CPR          30.00 CPR
                      Libor1m 1.84       Libor1m 1.84        Libor1m 1.84
                      Default 7.00       Default 8.00        Default 9.00
                      %CURR.BAL/ANN      %CURR.BAL/ANN       %CURR.BAL/ANN
                     Recovery 40.00     Recovery 40.00      Recovery 40.00
                        Lag 6.00            Lag 6.00           Lag 6.00
-----------------------------------------------------------------------------
      Price         DM    Duration     DM      Duration     DM    Duration
-----------------------------------------------------------------------------
      90-00         456     6.519      289      7.260      -177      8.025
      91-00         440                274                 -191
      92-00         423                259                 -204
      93-00         407                245                 -218
      94-00         391                230                 -231
      95-00         376     6.601      216      7.370      -244      8.151
      96-00         360                202                 -257
      97-00         345                188                 -269
      98-00         330                175                 -282
      99-00         315                161                 -294
     100-00         300     6.677      148      7.473      -307      8.270
-----------------------------------------------------------------------------
  Average  Life         8.19                 9.42                10.15
   First Pay          03/15/09            10/15/09             07/15/10
   Last Pay           05/15/13            06/15/32             06/15/32
 Collateral Loss    47,585,675.95       53,338,189.21        58,874,023.08
  % (Curr  Bal)       (10.23)             (11.47)               (12.67)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
   Treasury
 Benchmarks       1YR     2YR     3YR     4YR     5YR     7YR    10YR    30YR
-----------------------------------------------------------------------------
      Yield    7.0960  6.6880  6.6440  6.6000  6.5560  6.4668  6.3330  5.9620
     Coupon            6.3750                  5.8750          6.5000  6.2500
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s] Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                  Yield Table

                                   CNF2002-C
                             Settle as of 07/09/02

     ---------------------------------------------------------------------
                           Bond Summary - Class BF-1
     ---------------------------------------------------------------------
        Fixed Coupon: 0.000
            Orig Bal: 13,063,000
            Orig Not: 28,000,000
              Factor: 1.0000000
         Factor Date: 06/15/02             Next Pmt: 08/15/02
               Delay: 0                       Cusip:
     ---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  175.00 User_Curve_1 User_Curve_1      175.00 User_Curve_1 User_Curve_1      175.00 User_Curve_1 User_Curve_1
                /home/ggreeley/deals/CNF00D.scen.bin  /home/ggreeley/deals/CNF00D.scen.bin  /home/ggreeley/deals/CNF00D.scen.bin
                    Default 7.00 %CURR.BAL/ANN            Default 8.00 %CURR.BAL/ANN            Default 9.00 %CURR.BAL/ANN
                          Recovery 40.00                        Recovery 40.00                         Recovery 40.00
                              Lag 6.00                              Lag 6.00                               Lag 6.00
------------------------------------------------------------------------------------------------------------------------------------
      Price         Yield         Duration                Yield         Duration                Yield          Duration
------------------------------------------------------------------------------------------------------------------------------------
      90-00         10.20         5.004                   8.95          5.493                   4.10            5.879
      91-00          9.98                                 8.75                                  3.91
      92-00          9.77                                 8.55                                  3.72
      93-00          9.55                                 8.35                                  3.54
      94-00          9.34                                 8.16                                  3.36
      95-00          9.13         5.086                   7.97          5.598                   3.18            6.001
      96-00          8.93                                 7.78                                  3.01
      97-00          8.72                                 7.60                                  2.84
      98-00          8.52                                 7.42                                  2.67
      99-00          8.33                                 7.24                                  2.50
     100-00          8.13         5.162                   7.06          5.697                   2.34            6.115
------------------------------------------------------------------------------------------------------------------------------------
  Average Life              7.01                                  8.10                                   8.67
   First Pay              05/15/08                             10/15/08                               05/15/09
   Last Pay               08/15/11                             04/15/32                               03/15/32
 Collateral Loss        46,982,424.36                        52,819,285.68                          58,468,797.40
  % (Curr Bal)             (9.99)                               (11.23)                                (12.44)
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
   Treasury
 Benchmarks       1YR     2YR     3YR     4YR     5YR     7YR    10YR    30YR
-----------------------------------------------------------------------------
      Yield    7.0960  6.6880  6.6440  6.6000  6.5560  6.4668  6.3330  5.9620
     Coupon            6.3750                  5.8750          6.5000  6.2500
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s] Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited t o) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our ownpurposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accountingor other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no r epresentation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                   Yield Table

                                    CNF2002-C
                              Settle as of 07/09/02

     ---------------------------------------------------------------------
                            Bond Summary - Class BF-1
     ---------------------------------------------------------------------
        Fixed Coupon: 0.000
            Orig Bal: 13,063,000
            Orig Not: 28,000,000
              Factor: 1.0000000
         Factor Date: 06/15/02             Next Pmt: 08/15/02
               Delay: 0                       Cusip:
     ---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  150.00 User_Curve_1 User_Curve_1      150.00 User_Curve_1 User_Curve_1      150.00 User_Curve_1 User_Curve_1
                /home/ggreeley/deals/CNF00D.scen.bin  /home/ggreeley/deals/CNF00D.scen.bin  /home/ggreeley/deals/CNF00D.scen.bin
                    Default 7.00 %CURR.BAL/ANN            Default 8.00 %CURR.BAL/ANN            Default 9.00 %CURR.BAL/ANN
                          Recovery 40.00                        Recovery 40.00                         Recovery 40.00
                              Lag 6.00                              Lag 6.00                               Lag 6.00
------------------------------------------------------------------------------------------------------------------------------------
      Price         Yield         Duration                Yield         Duration                Yield          Duration
------------------------------------------------------------------------------------------------------------------------------------
      90-00         10.04         5.439                   9.16           6.001                   4.49           6.403
      91-00          9.84                                 8.98                                   4.31
      92-00          9.64                                 8.80                                   4.14
      93-00          9.44                                 8.62                                   3.98
      94-00          9.24                                 8.44                                   3.81
      95-00          9.05         5.532                   8.27           6.123                   3.65           6.545
      96-00          8.86                                 8.10                                   3.49
      97-00          8.68                                 7.93                                   3.33
      98-00          8.49                                 7.77                                   3.18
      99-00          8.31                                 7.60                                   3.03
     100-00          8.13         5.619                   7.44           6.238                   2.87           6.679
------------------------------------------------------------------------------------------------------------------------------------
  Average Life               7.87                                 9.27                                   9.99
   First Pay              02/15/09                             08/15/09                               06/15/10
   Last Pay               06/15/12                             06/15/32                               06/15/32
 Collateral Loss        53,447,514.76                        59,890,328.20                          66,085,829.53
  % (Curr Bal)             (11.35)                             (12.73)                                (14.05)
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
   Treasury
 Benchmarks       1YR     2YR     3YR     4YR     5YR     7YR    10YR    30YR
-----------------------------------------------------------------------------
      Yield    7.0960  6.6880  6.6440  6.6000  6.5560  6.4668  6.3330  5.9620
     Coupon            6.3750                  5.8750          6.5000  6.2500
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                  Yield Table

                                   CNF2002-C
                              Settle as of 07/09/02

     ---------------------------------------------------------------------
                            Bond Summary - Class BF-1
     ---------------------------------------------------------------------
        Fixed Coupon: 0.000
            Orig Bal: 13,063,000
            Orig Not: 28,000,000
              Factor: 1.0000000
         Factor Date: 06/15/02             Next Pmt: 08/15/02
               Delay: 0                       Cusip:
     ---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  125.00 User_Curve_1 User_Curve_1      125.00 User_Curve_1 User_Curve_1      125.00 User_Curve_1 User_Curve_1
                /home/ggreeley/deals/CNF00D.scen.bin  /home/ggreeley/deals/CNF00D.scen.bin  /home/ggreeley/deals/CNF00D.scen.bin
                    Default 7.00 %CURR.BAL/ANN            Default 8.00 %CURR.BAL/ANN            Default 9.00 %CURR.BAL/ANN
                          Recovery 40.00                        Recovery 40.00                         Recovery 40.00
                              Lag 6.00                              Lag 6.00                               Lag 6.00
------------------------------------------------------------------------------------------------------------------------------------
      Price         Yield         Duration                Yield         Duration                Yield          Duration
------------------------------------------------------------------------------------------------------------------------------------
      90-00         9.88          5.922                   9.34           6.572                  4.89            6.958
      91-00         9.69                                  9.17                                  4.73
      92-00         9.51                                  9.00                                  4.57
      93-00         9.33                                  8.84                                  4.42
      94-00         9.15                                  8.68                                  4.27
      95-00         8.98          6.030                   8.52           6.715                  4.12            7.127
      96-00         8.80                                  8.37                                  3.97
      97-00         8.63                                  8.21                                  3.83
      98-00         8.46                                  8.06                                  3.68
      99-00         8.30                                  7.91                                  3.54
     100-00         8.13          6.130                   7.76           6.849                   3.41           7.287
------------------------------------------------------------------------------------------------------------------------------------
  Average Life               8.90                                10.72                                  11.65
   First Pay              01/15/10                             10/15/10                               10/15/11
   Last Pay               07/15/13                             06/15/32                               06/15/32
 Collateral Loss        61,768,560.77                        68,925,874.66                          75,751,480.29
  % (Curr Bal)            (13.11)                               (14.63)                                (16.09)
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
   Treasury
 Benchmarks       1YR     2YR     3YR     4YR     5YR     7YR    10YR    30YR
-----------------------------------------------------------------------------
      Yield    7.0960  6.6880  6.6440  6.6000  6.5560  6.4668  6.3330  5.9620
     Coupon            6.3750                  5.8750          6.5000  6.2500
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s].Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particularday and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                  Yield Table

                                   CNF2002-C
                             Settle as of 07/09/02

     ---------------------------------------------------------------------
                           Bond Summary - Class BF-1
     ---------------------------------------------------------------------
        Fixed Coupon: 0.000
            Orig Bal: 13,063,000
            Orig Not: 28,000,000
              Factor: 1.0000000
         Factor Date: 06/15/02             Next Pmt: 08/15/02
               Delay: 0                       Cusip:
     ---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  100.00 User_Curve_1 User_Curve_1      100.00 User_Curve_1 User_Curve_1      100.00 User_Curve _1 User_Curve_1
                /home/ggreeley/deals/CNF00D.scen.bin  /home/ggreeley/deals/CNF00D.scen.bin  /home/ggreeley/deals/CNF00D.scen.bin
                    Default 7.00 %CURR.BAL/ANN            Default 8.00 %CURR.BAL/ANN            Default 9.00 %CURR.BAL/ANN
                          Recovery 40.00                        Recovery 40.00                         Recovery 40.00
                              Lag 6.00                              Lag 6.00                               Lag 6.00
------------------------------------------------------------------------------------------------------------------------------------
      Price         Yield         Duration                Yield         Duration                Yield          Duration
------------------------------------------------------------------------------------------------------------------------------------
      90-00         9.74          6.419                    9.44          7.211                   5.30           7.529
      91-00         9.57                                   9.29                                  5.15
      92-00         9.40                                   9.14                                  5.01
      93-00         9.24                                   8.99                                  4.87
      94-00         9.07                                   8.85                                  4.73
      95-00         8.91          6.544                    8.70          7.382                   4.59           7.734
      96-00         8.75                                   8.56                                  4.45
      97-00         8.59                                   8.42                                  4.32
      98-00         8.44                                   8.29                                  4.19
      99-00         8.28                                   8.15                                  4.06
     100-00         8.13          6.660                    8.02          7.543                   3.93           7.926
------------------------------------------------------------------------------------------------------------------------------------
  Average Life              10.07                                12.55                                  13.80
   First Pay              03/15/11                             02/15/12                               07/15/13
   Last Pay               08/15/14                             06/15/32                               06/15/32
 Collateral Loss        72,858,925.68                        80,859,811.96                          88,406,782.05
  %(Curr Bal)              (15.45)                              (17.15)                                (18.76)
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
   Treasury
 Benchmarks       1YR     2YR     3YR     4YR     5YR     7YR    10YR    30YR
-----------------------------------------------------------------------------
      Yield    7.0960  6.6880  6.6440  6.6000  6.5560  6.4668  6.3330  5.9620
     Coupon            6.3750                  5.8750          6.5000  6.2500
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited t o) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                   Yield Table

                                    CNF2002-C
                              Settle as of 07/09/02

     ---------------------------------------------------------------------
                            Bond Summary - Class BF-1
     ---------------------------------------------------------------------
        Fixed Coupon: 0.000
            Orig Bal: 13,063,000
            Orig Not: 28,000,000
              Factor: 1.0000000
         Factor Date: 06/15/02             Next Pmt: 08/15/02
               Delay: 0                       Cusip:
     ---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  75.00 User_Curve_1 User_Curve_1       75.00 User_Curve_1 User_Curve_1       75.00 User_Curve _1 User_Curve_1
                /home/ggreeley/deals/CNF00D.scen.bin  /home/ggreeley/deals/CNF00D.scen.bin  /home/ggreeley/deals/CNF00D.scen.bin
                    Default 8.00 %CURR.BAL/ANN            Default 9.00 %CURR.BAL/ANN            Default 10.00 %CURR.BAL/ANN
                          Recovery 40.00                        Recovery 40.00                         Recovery 40.00
                              Lag 6.00                              Lag 6.00                               Lag 6.00
------------------------------------------------------------------------------------------------------------------------------------
      Price         Yield         Duration                Yield         Duration                Yield          Duration
------------------------------------------------------------------------------------------------------------------------------------
      90-00         9.44           7.875                   5.73          8.079                  -4.50           9.054
      91-00         9.30                                   5.59                                 -4.63
      92-00         9.16                                   5.46                                 -4.74
      93-00         9.02                                   5.33                                 -4.86
      94-00         8.89                                   5.20                                 -4.98
      95-00         8.76           8.080                   5.07          8.327                  -5.09           9.470
      96-00         8.63                                   4.94                                 -5.20
      97-00         8.50                                   4.82                                 -5.31
      98-00         8.38                                   4.70                                 -5.41
      99-00         8.25                                   4.58                                 -5.52
     100-00         8.13           8.272                   4.46          8.561                  -5.62           9.866
------------------------------------------------------------------------------------------------------------------------------------
  Average Life               14.75                               16.60                                  23.05
   First Pay               01/15/14                            12/15/15                               12/15/22
   Last Pay                10/15/27                            06/15/32                               06/15/32
 Collateral Loss        97,283,173.95                       105,631,894.53                         113,406,914.99
  % (Curr Bal)             (20.62)                              (22.40)                                (24.06)
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
   Treasury
 Benchmarks       1YR     2YR     3YR     4YR     5YR     7YR    10YR    30YR
-----------------------------------------------------------------------------
      Yield    7.0960  6.6880  6.6440  6.6000  6.5560  6.4668  6.3330  5.9620
     Coupon            6.3750                  5.8750          6.5000  6.2500
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Cover Table
===============================================================================
       Approximate
        Principal    Pass-Through       Price      Underwriting     Proceeds
          Amount        Rate          to Public      Discount       to Seller
       -----------------------------------------------------------------------
AF-1    107,938,000    L + 0.20%     100.000000%       0.1500%      99.850000%
AF-2     15,125,000       3.827%      99.999188%       0.2700%      99.729188%
AF-3     52,937,000       4.580%      99.999616%       0.3800%      99.619616%
AF-4     41,250,000       5.972%      99.998671%       0.4400%      99.558671%
AF-IO   123,750,000       7.500%       9.970900%       0.0400%       9.930900%
MF-1     19,938,000       6.158%      99.997746%       0.5000%      99.497746%
MF-2     17,187,000       6.981%      99.996785%       0.6000%      99.396785%
BF-1     13,063,000       8.000%      94.789730%       0.7500%      94.039730%

AV-1    158,500,000    L + 0.45%     100.000000%       0.2700%      99.730000%
AV-IO    89,600,000       7.500%      10.174575%       0.0400%      10.134575%
MV-1     14,500,000    L + 1.50%     100.000000%       0.5000%      99.500000%
MV-2     12,000,000    L + 2.15%     100.000000%       0.6000%      99.400000%
BV-1      9,000,000    L + 3.00%      92.212788%       0.7500%      91.462788%
       ------------               --------------  ------------  ---------------
        461,438,000               481,510,065.03  1,611,479.60  479,898,585.43
       ============               ==============  ============  ===============

Tables for Prosupp - Pages 103 and 104
================================================================================

--------------------------------------------------------------------------------
                               Underwriting Fees
--------------------------------------------------------------------------------

           --------------------------------------------------------
                      Underwriting        Selling       Reallowance
           Class        Discount         Concession      Discount
           -------------------------------------------------------
            AF-1         0.150%            0.090%          0.045%
            AF-2         0.270%            0.162%          0.081%
            AF-3         0.380%            0.228%          0.114%
            AF-4         0.440%            0.264%          0.132%
            AF-IO        0.040%            0.024%          0.012%
            MF-1         0.500%            0.300%          0.150%
            MF-2         0.600%            0.360%          0.180%
            BF-1         0.750%            0.450%          0.225%
            AV-1         0.270%            0.162%          0.081%
            AV-IO        0.040%            0.024%          0.012%
            MV-1         0.500%            0.300%          0.150%
            MV-2         0.600%            0.360%          0.180%
            BV-1         0.750%            0.450%          0.225%
           -------------------------------------------------------

--------------------------------------------------------------------------------
                               Underwriting Fees
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Underwriters                        AF-1              AF-2           AF-3             AF-4           AF-IO
-------------------------------------------------------------------------------------------------------------
Lehman Brothers                   26,986,000        3,782,000     13,235,000       10,314,000          100%
Credit Suisse First Boston        26,984,000        3,781,000     13,234,000       10,312,000            -
Deutsche Bank Securities          26,984,000        3,781,000     13,234,000       10,312,000            -
Merrill Lynch                     26,984,000        3,781,000     13,234,000       10,312,000            -
-------------------------------------------------------------------------------------------------------------
Total                            107,938,000       15,125,000     52,937,000       41,250,000          100%
                                 -----------       ----------     ----------       ----------          ----

--------------------------------------------------------------------------------
Underwriters                         MF-1             MF-2           BF-1
--------------------------------------------------------------------------------
Lehman Brothers                    4,986,000        4,299,000      3,268,000
Credit Suisse First Boston         4,984,000        4,296,000      3,265,000
Deutsche Bank Securities           4,984,000        4,296,000      3,265,000
Merrill Lynch                      4,984,000        4,296,000      3,265,000
--------------------------------------------------------------------------------
                                  19,938,000       17,187,000     13,063,000
                                  ----------       ----------     ----------

-------------------------------------------------------------------------------------------------------------
Underwriters                         AV-1             MV-1           MV-2              BV-1          AV-IO
-------------------------------------------------------------------------------------------------------------
Lehman Brothers                   39,625,000        3,625,000      3,000,000        2,250,000         100%
Credit Suisse First Boston        39,625,000        3,625,000      3,000,000        2,250,000           -
Deutsche Bank Securities          39,625,000        3,625,000      3,000,000        2,250,000           -
Merrill Lynch                     39,625,000        3,625,000      3,000,000        2,250,000           -
-------------------------------------------------------------------------------------------------------------
                                 158,500,000       14,500,000     12,000,000        9,000,000         100%
                                 -----------       ----------     ----------        ---------         ----

                              Discount Margin Table

                                   CNF 2002-C
                              Settle as of 07/09/02

     ---------------------------------------------------------------------
                            Bond Summary - Class AV-1
     ---------------------------------------------------------------------
      Initial Coupon: 2.244                    Type: Floater
            Orig Bal: 99,063,000
            Orig Not: 21,000,000            Formula: (1m LIBOR)+40.00bp
              Factor: 1.0000000    Cap/Floor/Margin: 15.00/0.00/0.40
         Factor Date: 06/15/02             Next Pmt: 08/15/02
               Delay: 0                       Cusip:
     ---------------------------------------------------------------------

--------------------------------------------------------------------------------
           14.09-40.00 CPR   14.18-32.00 CPR   21.27-48.00 CPR   11.27-40.00 CPR
            Libor1m 1.84      Libor1m 1.84      Libor1m 1.84      Libor1m 1.84
--------------------------------------------------------------------------------
Price       DM   Duration     DM   Duration     DM   Duration     DM   Duration
--------------------------------------------------------------------------------
 99-28      49     1.358      46     1.982      51     1.145      48     1.589
100-00      40                40                40                40
100-04      31                34                29                32
--------------------------------------------------------------------------------
Average Life    1.38              2.07              1.16              1.63
 First Pay     08/15/02          08/15/02          08/15/02          08/15/02
 Last Pay      06/15/05          12/15/15          09/15/04          01/15/13
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
   Treasury
 Benchmarks       1YR     2YR     3YR     4YR     5YR     7YR    10YR    30YR
-----------------------------------------------------------------------------
      Yield    7.0960  6.6880  6.6440  6.6000  6.5560  6.4668  6.3330  5.9620
     Coupon            6.3750                  5.8750          6.5000  6.2500
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                              Discount Margin Table

                                   CNF2002-C
                              Settle as of 07/09/02

     ---------------------------------------------------------------------
                            Bond Summary - Class AV-1
     ---------------------------------------------------------------------
      Initial Coupon: 2.184                    Type: Floater
            Orig Bal: 99,063,000
            Orig Not: 21,000,000            Formula: (1m LIBOR)+34.00bp
              Factor: 1.0000000    Cap/Floor/Margin: 15.00/0.00/0.34
         Factor Date: 06/15/02             Next Pmt: 08/15/02
               Delay: 0                       Cusip:
     ---------------------------------------------------------------------

--------------------------------------------------------------------------------
           14.09-40.00 CPR   14.18-32.00 CPR   21.27-48.00 CPR   11.27-40.00 CPR
            Libor1m 1.84      Libor1m 1.84      Libor1m 1.84      Libor1m 1.84
--------------------------------------------------------------------------------
Price       DM   Duration     DM   Duration     DM   Duration     DM   Duration
--------------------------------------------------------------------------------
 99-28      43     1.360      40     1.985      45     1.145      42     1.591
100-00      34                34                34                34
100-04      25                28                23                26
--------------------------------------------------------------------------------
Average Life    1.38              2.07              1.16              1.63
 First Pay     08/15/02          08/15/02          08/15/02          08/15/02
 Last Pay      06/15/05          12/15/15          09/15/04          01/15/13
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
   Treasury
 Benchmarks       1YR     2YR     3YR     4YR     5YR     7YR    10YR    30YR
-----------------------------------------------------------------------------
      Yield    7.0960  6.6880  6.6440  6.6000  6.5560  6.4668  6.3330  5.9620
     Coupon            6.3750                  5.8750          6.5000  6.2500
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Conseco Home Equity 2002-C Break Point Yield Tables (Spot LIBOR)
================================================================================

-----------------------------------------
Prepayment Assumption: 18% CPR
Default Assumption:
     Month 1-12:       0% CDR
     Month 13-24:      Ramp 0% to (X) CDR
     Month 25+:        (X) CDR

Recovery Assumption:   40%
Lag Assumption:        0 Months
LIBOR:                 Spot

Settlement Date:       7/9/02
-----------------------------------------

Class: MF-1
Current Balance: $14,500,000

====================================================================================================================================
Default (X):          22%                    23%                    24%                    25%                    26%
Price                Yield     Duration     Yield     Duration     Yield     Duration     Yield     Duration     Yield     Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 8.21       5.49        8.14       5.70        7.42       5.78        6.34       5.81        5.11       5.84
91-00                 8.01                   7.95                   7.23                   6.15                   4.92
92-00                 7.81                   7.76                   7.04                   5.96                   4.74
93-00                 7.62                   7.57                   6.86                   5.78                   4.55
94-00                 7.43                   7.38                   6.68                   5.60                   4.37
95-00                 7.24       5.57        7.20       5.79        6.50       5.88        5.42       5.90        4.19       5.93
96-00                 7.05                   7.02                   6.32                   5.24                   4.02
97-00                 6.86                   6.84                   6.14                   5.07                   3.84
98-00                 6.68                   6.67                   5.97                   4.89                   3.67
99-00                 6.50                   6.49                   5.80                   4.72                   3.50
100-00                6.32       5.65        6.32       5.87        5.63       5.97        4.56       6.00        3.34       6.03
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     7.26                   7.67                   7.82                   7.84                   7.87
First Pay                      3/15/08                 4/15/08                5/15/08                5/15/08                6/15/08
Last Pay                       1/15/13                 8/15/16                6/15/32                6/15/32                6/15/32
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Yield Tables (Spot LIBOR)
================================================================================

-----------------------------------------
Prepayment Assumption: 18% CPR
Default Assumption:
     Month 1-12:       0% CDR
     Month 13-24:      Ramp 0% to (X) CDR
     Month 25+:        (X) CDR

Recovery Assumption:   40%
Lag Assumption:        0 Months
LIBOR:                 Spot

Settlement Date:       7/9/02
------------------------------------------

Class: MF-2
Current Balance: $12,500,000

====================================================================================================================================
Default (X):          14%                    15%                    16%                    17%                    18%
Price                Yield     Duration     Yield     Duration     Yield     Duration     Yield     Duration     Yield     Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 9.02       6.20        8.95       6.45        8.28       6.57        6.98        6.60       5.35       6.65
91-00                 8.84                   8.78                   8.11                   6.81                   5.19
92-00                 8.67                   8.62                   7.95                   6.65                   5.03
93-00                 8.50                   8.45                   7.79                   6.49                   4.86
94-00                 8.33                   8.29                   7.62                   6.33                   4.71
95-00                 8.16       6.31        8.12       6.57        7.47       6.71        6.17        6.73       4.55       6.79
96-00                 7.99                   7.97                   7.31                   6.01                   4.40
97-00                 7.83                   7.81                   7.16                   5.86                   4.24
98-00                 7.67                   7.65                   7.01                   5.71                   4.10
99-00                 7.51                   7.50                   6.86                   5.56                   3.95
100-00                7.35       6.41        7.35       6.68        6.71       6.83        5.41        6.86       3.80       6.93
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     9.07                   9.70                  10.07                   10.18                 10.35
First Pay                      10/15/09               12/15/09               2/15/10                 4/15/10               7/15/10
Last Pay                       12/15/14                8/15/18               6/15/32                 6/15/32               6/15/32
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Yield Tables (Spot LIBOR)
================================================================================

-----------------------------------------
Prepayment Assumption: 18% CPR
Default Assumption:
     Month 1-12:       0% CDR
     Month 13-24:      Ramp 0% to (X) CDR
     Month 25+:        (X) CDR

Recovery Assumption:   40%
Lag Assumption:        0 Months
LIBOR:                 Spot

Settlement Date:       7/9/02
------------------------------------------

Class: BF-1
Current Balance: $9,500,000

====================================================================================================================================
Default (X):           9%                    10%                    11%                    12%                    13%
Price                Yield     Duration     Yield     Duration     Yield     Duration     Yield     Duration     Yield     Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 11.49      6.04        11.40      6.39        10.57      6.53        8.72       6.51        6.12       6.54
91-00                 11.31                  11.23                  10.40                  8.55                   5.95
92-00                 11.13                  11.06                  10.24                  8.38                   5.78
93-00                 10.95                  10.89                  10.07                  8.22                   5.62
94-00                 10.78                  10.73                   9.91                  8.06                   5.46
95-00                 10.61      6.18        10.57      6.55         9.75      6.71        7.90       6.69        5.30       6.75
96-00                 10.44                  10.41                   9.60                  7.75                   5.15
97-00                 10.27                  10.25                   9.44                  7.59                   5.00
98-00                 10.11                  10.10                   9.29                  7.44                   4.85
99-00                  9.94                   9.94                   9.14                  7.29                   4.70
100-00                 9.78      6.31         9.79      6.70         9.00      6.87        7.14       6.87        4.56       6.94
------------------------------------------------------------------------------------------------------------------------------------
Average Life                    10.35                  11.61                  12.55                  13.01                  13.71
First Pay                     4/15/11                10/15/11                3/15/12               10/15/12                8/15/13
Last Pay                      3/15/15                5/15/19                 6/15/32                6/15/32                6/15/32
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Discount Margin Tables (Spot LIBOR)
================================================================================

-----------------------------------------
Prepayment Assumption: 25% CPR
Default Assumption:
     Month 1-12:       0% CDR
     Month 13-24:      Ramp 0% to (X) CDR
     Month 25+:        (X) CDR

Recovery Assumption:   40%
Lag Assumption:        0 Months
LIBOR:                 Spot

Settlement Date:       7/9/02
------------------------------------------

Class: MV-1
Current Balance: $9,062,000

====================================================================================================================================
Default (X):          28%                    29%                    30%                    31%                    32%
Price                 DM       Duration      DM       Duration      DM       Duration      DM       Duration      DM       Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 369        5.02        362        5.20        272        5.25        166        5.28         53         5.32
91-00                 347                    341                    252                    146                     32
92-00                 326                    320                    231                    126                     12
93-00                 305                    300                    211                    105                     -8
94-00                 284                    280                    191                     86                    -28
95-00                 264        5.07        260        5.26        172        5.32         66        5.35        -47         5.38
96-00                 244                    241                    152                     47                    -67
97-00                 224                    222                    133                     27                    -86
98-00                 204                    202                    114                      9                   -105
99-00                 184                    184                     95                    -10                   -123
100-00                165        5.12        165        5.32         77        5.38       - 29        5.41       -142         5.44
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     5.68                   5.94                   5.97                   5.96                    5.96
First Pay                      12/15/06               12/15/06               12/15/06                1/15/07                 1/15/07
Last Pay                        3/15/11                7/15/15                7/15/31                2/15/31                 9/15/30
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Discount Margin Tables (Spot LIBOR)
================================================================================

------------------------------------------
Prepayment Assumption: 25% CPR
Default Assumption:
     Month 1-12:       0% CDR
     Month 13-24:      Ramp 0% to (X) CDR
     Month 25+:        (X) CDR

Recovery Assumption:   40%
Lag Assumption:        0 Months
LIBOR:                 Spot

Settlement Date:       7/9/02
------------------------------------------

Class: MV-2
Current Balance: $7,500,000

====================================================================================================================================
Default (X):          17%                    18%                    19%                    20%                    21%
Price                 DM       Duration      DM       Duration      DM       Duration      DM       Duration      DM       Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 405        5.99        399        6.22        342        6.43        217        6.50         71        6.58
91-00                 387                    382                    325                    200                     54
92-00                 370                    364                    309                    183                     38
93-00                 352                    348                    292                    167                     22
94-00                 335                    331                    276                    151                      6
95-00                 318        6.06        314        6.30        260        6.52        135        6.58        -10        6.67
96-00                 301                    298                    244                    119                    -25
97-00                 284                    282                    229                    104                    -41
98-00                 267                    266                    213                     89                    -56
99-00                 251                    251                    198                     73                    -71
100-00                235        6.12        235        6.37        183        6.60         59        6.67        -86        6.76
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     7.15                   7.51                   7.83                   7.87                   7.94
First Pay                       4/15/08                4/15/08                5/15/08                7/15/08                8/15/08
Last Pay                        6/15/12                8/15/14                7/15/32                7/15/32                7/15/32
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Discount Margin Tables (Spot LIBOR)
================================================================================

------------------------------------------
Prepayment Assumption: 25% CPR
Default Assumption:
     Month 1-12:       0% CDR
     Month 13-24:      Ramp 0% to (X) CDR
     Month 25+:        (X) CDR

Recovery Assumption:   40%
Lag Assumption:        0 Months
LIBOR:                 Spot

Settlement Date:       7/9/02
------------------------------------------

Class: BV-1
Current Balance: $5,625,000

====================================================================================================================================
Default (X):          10%                    11%                    12%                    13%                    14%
Price                 DM       Duration      DM       Duration      DM       Duration      DM       Duration      DM       Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 653        6.21        647        6.48        610        6.76        467        6.82        278        6.92
91-00                 636                    631                    594                    451                    263
92-00                 619                    614                    578                    435                    247
93-00                 602                    598                    563                    420                    232
94-00                 586                    583                    548                    405                    217
95-00                 569        6.30        567        6.58        533        6.89        390        6.94        202        7.06
96-00                 553                    552                    518                    375                    188
97-00                 537                    536                    504                    361                    173
98-00                 522                    521                    489                    347                    159
99-00                 506                    506                    475                    332                    145
100-00                491        6.39        492        6.68        461        7.00        318        7.06        131        7.18
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     8.53                   9.10                   9.80                   9.96                  10.20
First Pay                       8/15/09               10/15/09                1/15/10                3/15/10               7/15/10
Last Pay                        6/15/13                7/15/15                7/15/32                7/15/32               7/15/32
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Discount Margin Tables (Forward LIBOR)
================================================================================

------------------------------------------
Prepayment Assumption: 25% CPR
Default Assumption:
     Month 1-12:       0% CDR
     Month 13-24:      Ramp 0% to (X) CDR
     Month 25+:        (X) CDR

Recovery Assumption:   40%
Lag Assumption:        0 Months
LIBOR:                 Forward

Settlement Date:       7/9/02
------------------------------------------

Class: MV-1
Current Balance: $9,062,000

====================================================================================================================================
Default (X):          24%                    25%                    26%                    27%                    28%
Price                 DM       Duration      DM       Duration      DM       Duration      DM       Duration      DM       Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 375        4.83        370        4.96        331        5.08        242        5.10        140        5.12
91-00                 353                    348                    310                    221                    118
92-00                 331                    327                    289                    200                     97
93-00                 309                    306                    268                    179                     77
94-00                 288                    285                    248                    159                     56
95-00                 267        4.89        264        5.03        228        5.16        139        5.18         36        5.20
96-00                 246                    244                    208                    119                     16
97-00                 225                    224                    188                     99                     -3
98-00                 205                    204                    169                     80                    -23
99-00                 185                    184                    150                     61                    -42
100-00                165        4.95        165        5.09        131        5.23         42        5.25        -61        5.27
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     5.97                   6.20                   6.41                   6.41                   6.41
First Pay                       3/15/07                3/15/07                4/15/07                4/15/07                5/15/07
Last Pay                        3/15/11               11/15/12                2/15/31               11/15/30                8/15/30
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Discount Margin Tables (Forward LIBOR)
================================================================================

------------------------------------------
Prepayment Assumption: 25% CPR
Default Assumption:
     Month 1-12:       0% CDR
     Month 13-24:      Ramp 0% to (X) CDR
     Month 25+:        (X) CDR

Recovery Assumption:   40%
Lag Assumption:        0 Months
LIBOR:                 Forward

Settlement Date:       7/9/02
------------------------------------------

Class: MV-2
Current Balance: $7,500,000

====================================================================================================================================
Default (X):          14%                    15%                    16%                    17%                    18%
Price                 DM       Duration      DM       Duration      DM       Duration      DM       Duration      DM       Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 417        5.57        411        5.75        396        5.98        297        6.00        165        6.04
91-00                 397                    393                    378                    279                    147
92-00                 378                    374                    360                    262                    129
93-00                 360                    356                    343                    244                    112
94-00                 341                    338                    326                    227                     94
95-00                 323        5.65        320        5.83        309        6.08        210        6.10         77       6.15
96-00                 305                    303                    292                    193                     60
97-00                 287                    286                    275                    176                     44
98-00                 270                    269                    259                    160                     27
99-00                 252                    252                    242                    144                     11
100-00                235        5.73        235        5.91        226        6.17        128        6.20         -5       6.24
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     7.46                   7.81                   8.34                   8.40                  8.48
First Pay                       7/15/08                8/15/08               10/15/08               11/15/08              12/15/08
Last Pay                        7/15/12                2/15/14                5/15/32                5/15/32               4/15/32
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Discount Margin Tables (Forward LIBOR)
================================================================================

------------------------------------------
Prepayment Assumption: 25% CPR
Default Assumption:
     Month 1-12:       0% CDR
     Month 13-24:      Ramp 0% to (X) CDR
     Month 25+:        (X) CDR

Recovery Assumption:   40%
Lag Assumption:        0 Months
LIBOR:                 Forward

Settlement Date:       7/9/02
------------------------------------------

Class: BV-1
Current Balance: $5,625,000

====================================================================================================================================
Default (X):           8%                     9%                    10%                    11%                    12%
Price                  DM      Duration       DM      Duration      DM       Duration      DM       Duration      DM       Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 621        5.84        617        6.07        587        6.30        450        6.30        250        6.36
91-00                 603                    599                    570                    433                    233
92-00                 585                    582                    553                    416                    216
93-00                 567                    565                    537                    399                    199
94-00                 550                    548                    520                    383                    183
95-00                 532        5.94        531        6.19        504        6.43        367        6.44        167        6.51
96-00                 515                    515                    488                    351                    151
97-00                 498                    499                    473                    335                    135
98-00                 482                    483                    457                    320                    120
99-00                 465                    467                    442                    304                    104
100-00                449        6.04        451        6.29        427        6.55        289        6.56        89         6.64
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     8.92                   9.59                  10.41                  10.64                  10.97
First Pay                      12/15/09                3/15/10               6/15/10               10/15/10                2/15/11
Last Pay                       10/15/13                1/15/16               6/15/32                6/15/32                6/15/32
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Discount Margin Tables
(Forward LIBOR + 200)
================================================================================

------------------------------------------
Prepayment Assumption: 25% CPR
Default Assumption:
     Month 1-12:       0% CDR
     Month 13-24:      Ramp 0% to (X) CDR
     Month 25+:        (X) CDR

Recovery Assumption:   40%
Lag Assumption:        0 Months
LIBOR:                 Forward + 200

Settlement Date:       7/9/02
------------------------------------------

Class: MV-1
Current Balance: $9,062,000

====================================================================================================================================
Default (X):          19%                    20%                    21%                    22%                    23%
Price                 DM       Duration      DM       Duration      DM       Duration      DM       Duration      DM       Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 375        4.78        370        4.90        351        5.06        270        5.07        170        5.08
91-00                 353                    348                    330                    249                    148
92-00                 331                    327                    309                    228                    127
93-00                 309                    306                    289                    208                    107
94-00                 288                    285                    268                    187                     86
95-00                 267        4.86        264        4.98        248        5.15        167        5.16         66        5.17
96-00                 246                    244                    229                    147                     47
97-00                 225                    224                    209                    128                     27
98-00                 205                    204                    190                    109                      8
99-00                 185                    184                    171                     90                    -11
100-00                165        4.92        165        5.06        152        5.23         71        5.24        -30        5.26
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     6.47                   6.73                   7.08                   7.09                   7.11
First Pay                       8/15/07                9/15/07                9/15/07               10/15/07               11/15/07
Last Pay                        7/15/11                1/15/13                2/15/32               12/15/31               11/15/31
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Discount Margin Tables
(Forward LIBOR + 200)
================================================================================

------------------------------------------
Prepayment Assumption: 25% CPR
Default Assumption:
     Month 1-12:       0% CDR
     Month 13-24:      Ramp 0% to (X) CDR
     Month 25+:        (X) CDR

Recovery Assumption:   40%
Lag Assumption:        0 Months
LIBOR:                 Forward + 200

Settlement Date:       7/9/02
------------------------------------------

Class: MV-2
Current Balance: $7,500,000

====================================================================================================================================
Default (X):          11%                    12%                    13%                    14%                    15%
Price                 DM       Duration      DM       Duration      DM       Duration      DM       Duration      DM       Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 418        5.47        412        5.66        360        5.76        236        5.78         77        5.83
91-00                 399                    394                    341                    218                     58
92-00                 380                    375                    323                    199                     40
93-00                 361                    357                    305                    181                     22
94-00                 342                    339                    287                    163                      4
95-00                 324        5.57        321        5.77        269        5.88        146        5.90        -13        5.95
96-00                 305                    303                    252                    128                    -31
97-00                 287                    286                    235                    111                    -48
98-00                 270                    269                    218                     94                    -65
99-00                 252                    252                    201                     77                    -81
100-00                235        5.66        235        5.87        185        6.00         61        6.02        -98        6.08
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     8.22                   8.76                   9.13                   9.23                   9.39
First Pay                       2/15/09                3/15/09                5/15/09                7/15/09               10/15/09
Last Pay                       11/15/13                1/15/17                6/15/32                6/15/32                5/15/32
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Discount Margin Tables
(Forward LIBOR + 200)
================================================================================

------------------------------------------
Prepayment Assumption: 25% CPR
Default Assumption:
     Month 1-12:       0% CDR
     Month 13-24:      Ramp 0% to (X) CDR
     Month 25+:        (X) CDR

Recovery Assumption:   40%
Lag Assumption:        0 Months
LIBOR:                 Forward + 200

Settlement Date:       7/9/02
------------------------------------------

Class: BV-1
Current Balance: $5,625,000

====================================================================================================================================
Default (X):           4%                     5%                     6%                     7%                     8%
Price                  DM      Duration       DM      Duration       DM      Duration       DM      Duration       DM      Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 681        3.69        674        3.85        622        5.69        606        5.93        476        5.90
91-00                 652                    646                    603                    588                    457
92-00                 624                    619                    585                    570                    440
93-00                 596                    592                    567                    553                    422
94-00                 568                    566                    549                    536                    405
95-00                 541        3.78        540        3.95        531        5.82        519        6.08        387        6.06
96-00                 515                    514                    514                    502                    371
97-00                 488                    489                    497                    486                    354
98-00                 462                    464                    480                    470                    338
99-00                 437                    439                    463                    454                    321
100-00                411        3.86        415        4.05        447        5.94        438        6.22        306        6.20
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     5.21                   5.70                  10.06                  11.23                  11.52
First Pay                       8/15/05               10/15/05               9/15/10                1/15/11                6/15/11
Last Pay                        8/15/13               4/15/15               12/15/15                7/15/32                7/15/32
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Yield Tables (Spot LIBOR)
================================================================================

-----------------------------------------
Prepayment Assumption: 125% PPC
Default Assumption:    Constant CDR

Recovery Assumption:   50%
Lag Assumption:        6 Months
LIBOR:                 Spot

Settlement Date:       7/9/02
------------------------------------------

Class: MF-1
Current Balance: $14,500,000

====================================================================================================================================
Default (X):          16%                    17%                    18%                    19%                    20%
Price                Yield     Duration     Yield     Duration     Yield     Duration     Yield     Duration     Yield     Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 8.42       4.96        8.31       5.22        7.62       5.53        5.60       5.64        3.15       5.80
91-00                 8.20                   8.10                   7.42                   5.40                   2.96
92-00                 7.98                   7.89                   7.22                   5.21                   2.78
93-00                 7.76                   7.69                   7.03                   5.02                   2.59
94-00                 7.55                   7.48                   6.84                   4.83                   2.41
95-00                 7.34       5.03        7.28       5.30        6.65       5.62        4.65       5.74        2.23       5.91
96-00                 7.13                   7.09                   6.46                   4.46                   2.05
97-00                 6.92                   6.89                   6.28                   4.28                   1.88
98-00                 6.72                   6.70                   6.10                   4.11                   1.71
99-00                 6.52                   6.51                   5.92                   3.93                   1.54
100-00                6.32       5.09        6.32       5.37        5.74       5.70        3.76       5.83        1.37       6.00
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     6.37                   6.82                   7.38                   7.52                   7.72
First Pay                       8/15/07               10/15/07               12/15/07               2/15/08                 5/15/08
Last Pay                       12/15/10               10/15/12                6/15/32               6/15/32                 6/15/32
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Yield Tables (Spot LIBOR)
================================================================================

------------------------------------------
Prepayment Assumption: 125% PPC
Default Assumption:    Constant CDR

Recovery Assumption:   50%
Lag Assumption:        6 Months
LIBOR:                 Spot

Settlement Date:       7/9/02
------------------------------------------

Class: MF-2
Current Balance: $12,500,000

====================================================================================================================================
Default (X):          11%                    12%                    13%                    14%                    15%
Price                Yield     Duration     Yield     Duration     Yield     Duration     Yield     Duration     Yield     Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 9.24       5.48        9.13       5.82        7.84       6.06        5.20       6.24        1.77       6.56
91-00                 9.04                   8.94                   7.66                   5.02                   1.60
92-00                 8.84                   8.75                   7.48                   4.84                   1.44
93-00                 8.65                   8.57                   7.30                   4.67                   1.28
94-00                 8.46                   8.39                   7.13                   4.50                   1.12
95-00                 8.27       5.56        8.21       5.92        6.95       6.18        4.34       6.37        0.96       6.70
96-00                 8.08                   8.03                   6.78                   4.17                   0.80
97-00                 7.89                   7.86                   6.62                   4.01                   0.65
98-00                 7.71                   7.69                   6.45                   3.85                   0.50
99-00                 7.53                   7.52                   6.29                   3.69                   0.35
100-00                7.35       5.65        7.35       6.02        6.13       6.28        3.54       6.48        0.20       6.83
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     7.61                   8.34                   8.92                   9.23                   9.70
First Pay                       9/15/08               12/15/08                3/15/09                8/15/09               2/15/10
Last Pay                        7/15/12               9/15/15                 6/15/32                6/15/32               6/15/32
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Yield Tables (Spot LIBOR)
================================================================================

------------------------------------------
Prepayment Assumption: 125% PPC
Default Assumption:    Constant CDR

Recovery Assumption:   50%
Lag Assumption:        6 Months
LIBOR:                 Spot

Settlement Date:       7/9/02
------------------------------------------

Class: BF-1
Current Balance: $9,500,000

====================================================================================================================================
Default (X):           7%                     8%                     9%                    10%                    11%
Price                Yield     Duration     Yield     Duration     Yield     Duration     Yield     Duration     Yield     Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 11.55      5.27        11.38      5.73        10.37      6.10        6.93       6.30        1.73       6.84
91-00                 11.35                  11.19                  10.19                  6.76                   1.56
92-00                 11.14                  11.00                  10.01                  6.59                   1.41
93-00                 10.94                  10.82                   9.84                  6.42                   1.25
94-00                 10.74                  10.63                   9.67                  6.25                   1.10
95-00                 10.54      5.37        10.45      5.85         9.50      6.24        6.09       6.46        0.95       7.03
96-00                 10.34                  10.27                   9.33                  5.92                   0.80
97-00                 10.15                  10.10                   9.16                  5.77                   0.65
98-00                  9.96                   9.92                   9.00                  5.61                   0.51
99-00                  9.77                   9.75                   8.84                  5.45                   0.37
100-00                 9.59      5.46         9.58      5.96         8.68      6.37        5.30       6.61        0.23       7.21
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     8.06                   9.25                  10.52                  11.16                  12.27
First Pay                       7/15/09                2/15/10               8/15/10                5/15/11                7/15/12
Last Pay                       12/15/11               11/15/14               6/15/32                6/15/32                6/15/32
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Discount Margin Tables (Spot LIBOR)
================================================================================

------------------------------------------
Prepayment Assumption: 30% CPR
Default Assumption:    Constant CDR

Recovery Assumption:   50%
Lag Assumption:        6 Months
LIBOR:                 Spot

Settlement Date:       7/9/02
------------------------------------------

Class: MV-1
Current Balance: $9,062,000

====================================================================================================================================
Default (X):          18%                    19%                    20%                    21%                    22%
Price                 DM       Duration      DM       Duration      DM       Duration      DM       Duration      DM       Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 373         4.92       360        5.24        211        5.44           6       5.59        -223       5.77
91-00                 351                    339                    191                     -14                   -243
92-00                 329                    319                    172                     -33                   -262
93-00                 308                    299                    152                     -52                   -280
94-00                 287                    279                    133                     -71                   -299
95-00                 266         4.97       260        5.30        114        5.51         -90       5.66        -317       5.84
96-00                 245                    240                    95                     -108                   -335
97-00                 225                    221                    77                     -126                   -353
98-00                 205                    202                    58                     -144                   -370
99-00                 185                    183                    40                     -162                   -388
100-00                165         5.02       165        5.36        22         5.58        -180       5.73        -405       5.91
------------------------------------------------------------------------------------------------------------------------------------
Average Life                      5.55                  5.99                   6.20                   6.29                   6.40
First Pay                       11/15/06              12/15/06                1/15/07                3/15/07                4/15/07
Last Pay                         6/15/10               8/15/13                5/15/32                2/15/32                2/15/32
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Discount Margin Tables (Spot LIBOR)
================================================================================

------------------------------------------
Prepayment Assumption: 30% CPR
Default Assumption:    Constant CDR

Recovery Assumption:   50%
Lag Assumption:        6 Months
LIBOR:                 Spot

Settlement Date:       7/9/02
------------------------------------------

Class: MV-2
Current Balance: $7,500,000

====================================================================================================================================
Default (X):          11%                    12%                    13%                    14%                    15%
Price                 DM       Duration      DM       Duration      DM       Duration      DM       Duration      DM       Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 422        5.46        412        5.76        372        6.21        152        6.40        -124       6.69
91-00                 402                    393                    355                    135                    -141
92-00                 383                    375                    338                    118                    -157
93-00                 364                    357                    321                    102                    -173
94-00                 345                    339                    304                     85                    -189
95-00                 326        5.52        321        5.83        288        6.29         69        6.49        -204       6.79
96-00                 307                    303                    271                     53                    -220
97-00                 289                    286                    255                     37                    -235
98-00                 271                    269                    239                     22                    -250
99-00                 253                    252                    224                      6                    -265
100-00                235        5.57        235        5.89        208        6.37         -9        6.57        -280       6.88
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     6.41                   6.84                   7.52                   7.69                   7.93
First Pay                      10/15/07               12/15/07                2/15/08                4/15/08                8/15/08
Last Pay                       11/15/10                5/15/12                7/15/32                7/15/32                7/15/32
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Discount Margin Tables (Spot LIBOR)
================================================================================

------------------------------------------
Prepayment Assumption: 30% CPR
Default Assumption:    Constant CDR

Recovery Assumption:   50%
Lag Assumption:        6 Months
LIBOR:                 Spot

Settlement Date:       7/9/02
------------------------------------------

Class: BV-1
Current Balance: $5,625,000

====================================================================================================================================
Default (X):           7%                     8%                     9%                    10%                    11%
Price                  DM      Duration       DM      Duration       DM      Duration      DM       Duration      DM       Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 643        5.82        631        6.26        457        6.59        108        7.00        -350       7.71
91-00                 625                    614                    441                     92                    -365
92-00                 607                    598                    425                     77                    -379
93-00                 589                    581                    409                     62                    -393
94-00                 572                    565                    393                     47                    -407
95-00                 554        5.90        548        6.36        378        6.70         32        7.12        -421       7.85
96-00                 537                    532                    363                     17                    -434
97-00                 520                    517                    348                      3                    -447
98-00                 503                    501                    333                    -11                    -460
99-00                 487                    486                    318                    -25                    -473
100-00                470        5.97        471        6.45        304        6.81        -39        7.24        -486       7.98
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     7.67                   8.50                   9.16                   9.63                  10.35
First Pay                      11/15/08                3/15/09                7/15/09                1/15/10              11/15/10
Last Pay                        4/15/12                9/15/15                7/15/32                7/15/32               7/15/32
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Discount Margin Tables (Forward LIBOR)
================================================================================

------------------------------------------
Prepayment Assumption: 30% CPR
Default Assumption:    Constant CDR

Recovery Assumption:   50%
Lag Assumption:        6 Months
LIBOR:                 Forward

Settlement Date:       7/9/02
------------------------------------------

Class: MV-1
Current Balance: $9,062,000

====================================================================================================================================
Default (X):          15%                    16%                    17%                    18%                    19%
Price                 DM       Duration      DM       Duration      DM       Duration      DM       Duration      DM       Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 384        4.61        374        4.82        346        5.12        183        5.21         -18       5.33
91-00                 361                    352                    325                    162                     -39
92-00                 338                    330                    304                    142                     -59
93-00                 315                    308                    284                    122                     -79
94-00                 293                    287                    264                    102                     -99
95-00                 271        4.67        265        4.88        244        5.20         82         5.29       -118       5.41
96-00                 249                    244                    224                     62                    -137
97-00                 228                    224                    204                     43                    -156
98-00                 206                    203                    185                     24                    -175
99-00                 185                    183                    166                      5                    -194
100-00                164        4.72        163        4.94        148        5.27        -13         5.36       -212       5.48
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     5.63                   5.95                   6.49                    6.57                  6.67
First Pay                       1/15/07                2/15/07                3/15/07                 4/15/07               6/15/07
Last Pay                        2/15/10                5/15/11                9/15/31                 7/15/31               4/15/31
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Discount Margin Tables (Forward LIBOR)
================================================================================

------------------------------------------
Prepayment Assumption: 30% CPR
Default Assumption:    Constant CDR

Recovery Assumption:   50%
Lag Assumption:        6 Months
LIBOR:                 Forward

Settlement Date:       7/9/02
------------------------------------------

Class: MV-2
Current Balance: $7,500,000

====================================================================================================================================
Default (X):           9%                    10%                    11%                    12%                    13%
Price                  DM      Duration      DM       Duration      DM       Duration      DM       Duration      DM       Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 428        5.18        417        5.44        379        5.79        164        5.93        -125       6.19
91-00                 408                    398                    361                    146                    -142
92-00                 387                    378                    342                    128                    -160
93-00                 367                    359                    324                    110                    -177
94-00                 347                    340                    306                     93                    -194
95-00                 328        5.25        322        5.52        289        5.89         75        6.03        -211       6.29
96-00                 308                    303                    271                     58                    -228
97-00                 289                    285                    254                     41                    -244
98-00                 270                    267                    237                     24                    -260
99-00                 252                    249                    221                      8                    -276
100-00                233        5.31        231        5.59        204        5.98         -8        6.13        -292       6.40
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     6.73                   7.21                   7.94                   8.14                   8.42
First Pay                       1/15/08                3/15/08                5/15/08                8/15/08               12/15/08
Last Pay                        4/15/11               11/15/12                4/15/32                4/15/32                3/15/32
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Discount Margin Tables (Forward LIBOR)
================================================================================

------------------------------------------
Prepayment Assumption: 30% CPR
Default Assumption:    Constant CDR

Recovery Assumption:   50%
Lag Assumption:        6 Months
LIBOR:                 Forward

Settlement Date:       7/9/02
------------------------------------------

Class: BV-1
Current Balance: $5,625,000

====================================================================================================================================
Default (X):           5%                     6%                    7%                     8%                     9%
Price                  DM      Duration       DM      Duration      DM       Duration      DM       Duration      DM       Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 604        5.49        595        5.83        486        6.13       131         6.47        -352       7.12
91-00                 584                    576                    468                   114                     -367
92-00                 565                    558                    451                    97                     -383
93-00                 546                    540                    434                    81                     -398
94-00                 528                    523                    417                    65                     -413
95-00                 509        5.57        505        5.93        400        6.25        49         6.60        -428       7.27
96-00                 491                    488                    384                    33                     -442
97-00                 473                    471                    368                    18                     -457
98-00                 456                    455                    352                     2                     -471
99-00                 438                    438                    336                   -13                     -485
100-00                421        5.65        422        6.02        321        6.36       -28         6.73        -499       7.41
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     7.86                   8.67                   9.60                  10.09                  10.88
First Pay                       2/15/09                6/15/09               11/15/09               5/15/10                4/15/11
Last Pay                        4/15/12               11/15/14                6/15/32               6/15/32                5/15/32
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Discount Margin Tables
(Forward LIBOR + 200)
================================================================================

------------------------------------------
Prepayment Assumption: 30% CPR
Default Assumption:    Constant CDR

Recovery Assumption:   50%
Lag Assumption:        6 Months
LIBOR:                 Forward + 200

Settlement Date:       7/9/02
------------------------------------------

Class: MV-1
Current Balance: $9,062,000

====================================================================================================================================
Default (X):          13%                    14%                    15%                    16%                    17%
Price                 DM       Duration      DM       Duration      DM       Duration      DM       Duration      DM       Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 389        4.49        380        4.67        352        4.91        207        4.96          24       5.04
91-00                 365                    357                    330                    185                       3
92-00                 342                    335                    308                    164                     -19
93-00                 319                    313                    287                    143                     -40
94-00                 296                    291                    266                    122                     -60
95-00                 273        4.56        269        4.74        246        4.99        101        5.05         -81       5.13
96-00                 251                    248                    225                    81                     -101
97-00                 229                    227                    205                    61                     -120
98-00                 208                    206                    185                    41                     -140
99-00                 186                    185                    166                    22                     -159
100-00                165        4.62        165        4.81        146        5.08        3          5.14        -178       5.22
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     5.93                   6.28                   6.80                   6.88                   6.98
First Pay                       3/15/07                4/15/07                6/15/07                7/15/07                9/15/07
Last Pay                        7/15/10               12/15/11                1/15/32               11/15/31                9/15/31
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Discount Margin Tables
(Forward LIBOR + 200)
================================================================================

------------------------------------------
Prepayment Assumption: 30% CPR
Default Assumption:    Constant CDR

Recovery Assumption:   50%
Lag Assumption:        6 Months
LIBOR:                 Forward + 200

Settlement Date:       7/9/02
------------------------------------------

Class: MV-2
Current Balance: $7,500,000

====================================================================================================================================
Default (X):           7%                     8%                     9%                    10%                    11%
Price                  DM      Duration       DM      Duration       DM      Duration      DM       Duration      DM       Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 437        4.97        428        5.19        393        5.47        183        5.57        -109       5.80
91-00                 415                    408                    374                    164                    -128
92-00                 394                    387                    355                    144                    -146
93-00                 373                    367                    336                    126                    -165
94-00                 353                    348                    317                    107                    -183
95-00                 333        5.06        328        5.29        298        5.57         89        5.68        -201       5.92
96-00                 313                    309                    280                     71                    -218
97-00                 293                    290                    262                     53                    -235
98-00                 273                    272                    244                     35                    -253
99-00                 254                    253                    227                     18                    -269
100-00                235        5.13        235        5.37        209        5.68          1        5.79        -286       6.04
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     7.08                   7.59                   8.35                   8.57                   8.87
First Pay                       4/15/08                7/15/08                9/15/08               12/15/08                5/15/09
Last Pay                        9/15/11                6/15/13                5/15/32                5/15/32                5/15/32
====================================================================================================================================

Conseco Home Equity 2002-C Break Point Discount Margin Tables
(Forward LIBOR + 200)
================================================================================

------------------------------------------
Prepayment Assumption: 30% CPR
Default Assumption:    Constant CDR

Recovery Assumption:   50%
Lag Assumption:        6 Months
LIBOR:                 Forward + 200

Settlement Date:       7/9/02
------------------------------------------

Class: BV-1
Current Balance: $5,625,000

====================================================================================================================================
Default (X):           3%                     4%                     5%                     6%                     7%
Price                  DM      Duration       DM      Duration       DM      Duration       DM      Duration       DM      Duration
------------------------------------------------------------------------------------------------------------------------------------
90-00                 664        3.44        646        3.75        521        5.71        131        6.11        -366       6.75
91-00                 634                    618                    502                    113                    -382
92-00                 603                    590                    484                     96                    -398
93-00                 573                    563                    466                     79                    -414
94-00                 544                    536                    448                     62                    -430
95-00                 515        3.51        509        3.82        430        5.84         45        6.25        -446       6.92
96-00                 486                    483                    413                     28                    -461
97-00                 458                    457                    396                     12                    -476
98-00                 430                    431                    379                     -4                    -491
99-00                 402                    406                    362                    -20                    -505
100-00                375        3.58        381        3.88        346        5.97        -35        6.39        -520       7.08
------------------------------------------------------------------------------------------------------------------------------------
Average Life                     4.59                   5.06                  10.04                  10.60                  11.44
First Pay                       8/15/05                8/15/06               3/15/10               10/15/10                9/15/11
Last Pay                       11/15/11                8/15/11               6/15/32                6/15/32                6/15/32
====================================================================================================================================